                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                               *****************

               Date of Report (Date of earliest event reported):
                                October 30, 1996




                            VERSA TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





        Delaware                         9-5240                  39-1143618
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission file number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)



9301 Washington Avenue, Racine, Wisconsin                 53406
------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code     414/886-1174
                                                   ----------------------



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FORM 8-K 01/08/97



ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS

As previously reported under Item 5 of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996 (the "Form 10-Q"), the Company acquired 100% of the capital stock of Eder Industries, Inc. ("Eder") effective October 30, 1996 for $15,382,000. The stock was acquired from Richard H. Marks, Susan Marks and M & I Venture Corporation. The funds used to acquire Eder were borrowed ($4.8 million) under a revolving business note agreement with the M&I Marshall & Ilsley Bank, with the balance ($10.6 million) coming from the sale of short term cash investments.

Eder, a privately held company, headquartered in Oak Creek, Wisconsin, designs and manufactures custom electronic products for original equipment manufacturers. Through their diversified customer base, Eder's electronics are used in a broad range of applications, including high quality electronics for material handling equipment, machine control, factory automation, fire control systems, power generation and control, fluid control systems, and computer-based instruments for medical applications.

Eder had sales of $18,600,000 for their fiscal year ended August 31, 1996. The company employs 180 people at two manufacturing plants located in Oak Creek, Wisconsin and Milwaukee, Wisconsin. Richard H. Marks, president of Eder, will continue as president of the company under the terms of a three year employment agreement. Eder will operate as a separate subsidiary of the Company.

For additional information regarding the acquisition, reference is made to the Stock Purchase Agreement, and the Employment Agreement, copies of which were filed as Exhibits 2 & 10, respectively, to the Form 10-Q, both of which are here by incorporated by reference.




ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Business Acquired

     The Financial Statements and Report of Eder Industries Inc. for the fiscal years ended August 31, 1996 and 1995 are included herewith as Exhibit 99.1.


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FORM 8-K 01/08/97



         (b) Pro Forma Financial Information


CONSOLIDATED PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

The following unaudited consolidated pro forma condensed balance sheet combines the consolidated condensed balance sheet of Versa Technologies, Inc. ("Versa/Tek") as of September 30, 1996 and the condensed balance sheet of Eder as of September 30, 1996. The following unaudited consolidated pro forma condensed statements of earnings combine the consolidated condensed statements of earnings of Versa/Tek for the year ended March 31, 1996 and for the six months ended September 30, 1996, with the condensed statements of earnings of Eder for the year ended March 31, 1996 and the six months ended September 30, 1996 as if the transactions had occurred at the beginning of the respective periods. The pro forma information is based on the historical financial statements of Versa/Tek and the acquired company giving effect to the transactions under the purchase method of accounting, and the assumptions and adjustments in the accompanying notes to the pro forma consolidated condensed financial statements.

The unaudited pro forma consolidated condensed balance sheet and the pro forma consolidated condensed statements of earnings have been prepared by Versa/Tek management based upon the financial statements of Versa/Tek and Eder for the periods indicated and include an allocation of the purchase price. The allocations of the purchase price assigned to the assets acquired and liabilities assumed and their related amortizations in the accompanying pro forma financial statements are based upon estimates and may be revised when the final fair value allocations are determined, as will the related income tax effects of the pro forma adjustments.

The pro forma net income per common share, the pro forma consolidated condensed earnings statements and the pro forma consolidated condensed balance sheet data are presented for informational purposes only and are not necessarily indicative either of what the Company's actual results of operations would have been after giving effect to the assumptions referred to above or of the Company's future consolidated financial position or results of operations.


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

FORM 8-K 01/08/97

VERSA TECHNOLOGIES, INC.

UNAUDITED CONSOLIDATED PROFORMA
CONDENSED BALANCE SHEET

SEPTEMBER 30, 1996
(Dollars in Thousands)

                                                                                                        Pro-Forma
                                    Historical        Historical        Pro-Forma                     Consolidated
                                     Versa/Tek      Eder Industries    Adjustments                   Sept. 30, 1996
                                 -----------------  ---------------  ---------------                 ---------------
ASSETS

CURRENT ASSETS
Cash and cash equivalents                 $10,722            $  677        $(11,399)  (a)(b)                $     -
Receivables, net of allowances              9,894             2,127                                          12,021
Inventories                                 8,867             2,240                                          11,107
Prepaid expenses and taxes                  1,020               244                                           1,264
                                 ----------------   ---------------  --------------                  --------------
Total current assets                       30,503             5,288         (11,399)                         24,392

PROPERTY, PLANT, AND EQUIPMENT:
Land                                          501               175                                             676
Buildings                                   8,568             1,162              32   (c)                     9,762
Machinery and equipment                    37,900             1,951            (468)  (c)                    39,383
                                 ----------------   ---------------  --------------                  --------------
                                           46,969             3,288            (436)                         49,821
Less accumulated depreciation              25,334             1,436          (1,436)  (c)                    25,334
                                 ----------------   ---------------  --------------                  --------------
                                           21,635             1,852           1,000   (c)                    24,487
                                 ----------------   ---------------  --------------                  --------------
INTANGIBLES                                     6                68           1,843   (d)                     1,917
GOODWILL                                      869                90           8,491   (e)(f)                  9,450
OTHER ASSETS                                  192                 -                   (e)(f)                    192
                                          $53,205            $7,298        $    (65)                        $60,438
                                 ================   ===============  ==============                  ==============
LIABILITIES AND EQUITY

CURRENT LIABILITIES
Note payable                              $     -            $  115        $  4,060   (b)                   $ 4,175

Accounts payable                            3,468               755                                           4,223
Accrued expenses                            3,209               731                                           3,940
Income taxes                                 (176)              150                                             (26)
                                 ----------------   ---------------  --------------                  --------------
Total current liabilities                   6,501             1,751           4,060                          12,312

DEFERRED INCOME TAXES                         665               114           1,308   (f)                     2,087

DEFERRED PENSION, DEFERRED
COMPENSATION AND POSTRETIREMENT
BENEFITS EXPENSE                            2,899                 -                                           2,899

SHAREHOLDERS' EQUITY:
Common shares                                  61                 3              (3)  (g)                        61
Additional paid-in capital                 18,633             5,430          (5,430)  (g)                    18,633
Retained Earnings                          31,018                 -                                          31,018
                                 ----------------   ---------------  --------------                  --------------
                                           49,712             5,433          (5,433)                         49,712
Less treasury stock                         6,572                 -                                           6,572
                                 ----------------   ---------------  --------------                  --------------
                                           43,140             5,433          (5,433)                         43,140
                                 ----------------   ---------------  --------------                  --------------
                                          $53,205            $7,298        $    (65)                        $60,438
                                 ================   ===============  ==============                  ==============


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

FORM 8-K 01/08/97




NOTES TO UNAUDITED CONSOLIDATED PRO FORMA CONDENSED BALANCE SHEET

The pro forma balance sheet gives effect to the acquisition of Eder as if it had occurred on September 30, 1996.

a) To reflect the cash paid to acquire the common stock of Eder, plus other transaction costs for a combined cash outlay of $15,444,000.

b)   To reflect the funds borrowed to complete the acquisition.

c) The allocation of the purchase price to buildings and equipment based upon their estimated appraised value at the time of the acquisition.

d) The allocation of the purchase price to intangibles based upon their estimated appraised value at the time of the acquisition.

e)   The allocation of the remaining purchase price to goodwill.

f)   Net effect of tax temporary differences.

g)   Net effect of adjustments relating to the Eder acquisition.


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

FORM 8-K 01/08/97





VERSA TECHNOLOGIES, INC.
UNAUDITED CONSOLIDATED PRO FORMA CONDENSED
STATEMENT OF EARNINGS
YEAR ENDED MARCH 31, 1996
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                       Pro-Forma
                                                  Historical    Historical      Pro-Forma            Consolidated
                                                  Versa/Tek   Eder Industries  Adjustments           Mar. 31, 1996
                                                  ----------  ---------------  -----------           -------------
NET SALES                                            $70,699         $17,746      $  (619)  (a)           $87,826
Cost of Sales                                         51,190          13,672         (549)  (a)(b)         64,313
                                                  ----------  --------------   ----------            ------------
GROSS PROFIT                                          19,509           4,074          (70)                 23,513
Selling and administrative expenses                   11,300           2,028          489   (c)            13,817
                                                  ----------  --------------   ----------            ------------
OPERATING INCOME                                       8,209           2,046         (559)                  9,696
                                                  ----------  --------------   ----------            ------------
OTHER INCOME (DEDUCTIONS)
Interest, net                                            813            (114)        (950)  (d)              (251)
Miscellaneous, net                                       117               -            -                     117
                                                  ----------  --------------   ----------            ------------
                                                         930            (114)        (950)                   (134)
EARNINGS BEFORE INCOME TAXES                           9,139           1,932       (1,509)                  9,562
Income Taxes                                           3,240             772         (323)  (e)             3,689
                                                  ----------  --------------   ----------            ------------
NET EARNINGS                                         $ 5,899         $ 1,160      $(1,186)                $ 5,873
                                                  ==========  ==============   ==========            ============
NET EARNINGS PER SHARE                               $  0.99                                              $  0.98
                                                  ==========                                         ============
Average shares outstanding                             5,970                                                5,970
                                                  ==========                                         ============


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

FORM 8-K 01/08/97





VERSA TECHNOLOGIES, INC.
UNAUDITED CONSOLIDATED PRO FORMA CONDENSED
STATEMENT OF EARNINGS
SIX MONTHS ENDED SEPTEMBER 30, 1996
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                                                       Pro-Forma
                                                  Historical    Historical      Pro-Forma            Consolidated
                                                  Versa/Tek   Eder Industries  Adjustments           Mar. 31, 1996
                                                  ----------  ---------------  -----------           -------------
NET SALES                                           $38,977          $10,165        $(955)  (a)           $48,187
Cost of Sales                                        28,291            7,736         (920)  (a)(b)         35,107
                                                  ---------   --------------   ----------            ------------
GROSS PROFIT                                         10,686            2,429          (35)                 13,080
Selling and administrative expenses                   6,007            1,172          244   (c)             7,423
                                                  ---------   --------------   ----------            ------------
OPERATING INCOME                                      4,679            1,257         (279)                  5,657
                                                  ---------   --------------   ----------            ------------
OTHER INCOME (DEDUCTIONS)
Interest, net                                           279              (63)        (475)  (d)              (259)
Miscellaneous, net                                       71               17            -                      88
Loss on sale of business                               (522)                                                 (522)
                                                  ---------   --------------   ----------            ------------
                                                       (172)             (46)        (475)                   (693)
EARNINGS BEFORE INCOME TAXES                          4,507            1,211         (754)                  4,964
Income Taxes                                          1,870              489         (208)  (e)             2,151
                                                  ---------   --------------   ----------            ------------
NET EARNINGS                                        $ 2,637          $   722        $(546)                $ 2,813
                                                  =========   ==============   ==========            ============
NET EARNINGS PER SHARE                              $  0.47                                               $  0.50
                                                  =========                                          ============
Average shares outstanding                            5,653                                                 5,653
                                                  =========                                          ============


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

FORM 8-K 01/08/97



NOTES TO CONSOLIDATED PRO FORMA STATEMENTS OF EARNINGS (UNAUDITED)

The accompanying consolidated pro forma statements of earnings for the year ended March 31, 1996 and the six months ended September 30, 1996 have been prepared as if the transaction was consummated as of April 1, 1995.

a) Elimination of intercompany sales and cost of sales between Eder and Versa/Tek.

b) Reflect additional estimated depreciation and amortization expense relating to the allocations to the carrying amount of property, plant and equipment over periods of 5 to 30 years.

c) Amortization of other intangibles and goodwill over periods ranging from 3 to 40 years.

d) Elimination of interest income and an increase in interest expense relating to the cash used/borrowed to purchase Eder.

e) To reflect the tax effect relating to the pro forma adjustments. The low percentage of tax benefit relative to the additional pro forma expenses is due to the impact of the loss of the municipal bond interest income, which was exempt from Federal income taxes.

     (c)  Exhibits

See Exhibit Index on the last page of this Current Report of Form 8-K, which is incorporated herein by reference.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Versa Technologies, Inc.
     January 8, 1997                         /s/ Robert M. Sukalich
-----------------------------                ------------------------------
        Date                                 Robert M. Sukalich
                                             Vice President Finance







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

FORM 8-K 01/08/97





                                 EXHIBIT INDEX


Exhibit No.

  2 Stock Purchase Agreement dated October 30, 1996 between the shareholders of Eder Industries, Inc. and Versa Technologies, Inc. (incorporated by reference to Exhibit 2 to Form 10-Q for the quarter ended September 30, 1996).

  10 Employment Agreement between Richard H. Marks, President of Eder Industries, Inc. and Versa Technologies, Inc. dated October 30, 1996. (incorporated by reference to Exhibit 10 to Form 10-Q for the quarter ended September 30, 1996).

  23         Consent of Price Waterhouse L.L.P.

  99.1 Financial Statement and Report of Eder Industries, Inc. for the fiscal years ended August 31, 1996 and 1995.







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